BLACKROCK FUNDSSM

BlackRock Tactical Opportunities Fund

(the “Fund”)

Supplement dated November 21, 2023 to the Prospectuses of the Fund, each dated August 28, 2023, as supplemented to date

Effective immediately, the following change is made to the Fund’s Prospectuses.

The first sentence of the first paragraph in the section entitled “Management of the Fund—Dividends, Distributions and Taxes” following the sub-section entitled “Buying a Dividend” is deleted in its entirety and replaced with the following:

The Fund will distribute net investment income, if any, and net realized capital gains, if any, at least annually.

* * *

Shareholders should retain this Supplement for future reference.

ALLPRO-TO-1123SUP